VALIC COMPANY I

Value Fund

Supplement to the Summary Prospectus dated October 1, 2010

On January 25, 2011, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved the termination of OppenheimerFunds, Inc. (“OppenheimerFunds”) as the sub-adviser to the Value Fund (the “Fund”) and approved the appointment of Wellington Management Company, LP (“Wellington Management”) as sub-adviser to the Fund. The Board approved an amendment to the existing investment sub-advisory agreement between VALIC and Wellington Management (the “Wellington Management Sub-advisory Agreement”) to specifically include the Fund.

With respect to the Wellington Management Sub-advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the shareholders of the Fund. The effective date of the Wellington Management Sub-advisory Agreement is on or about March 14, 2011. The following changes will take place upon the effective date of the Wellington Management Sub-advisory Agreement:

The Fund’s “Investment Objective” as reflected in its Fund Summary changes from seeking “capital appreciation” to seeking “long-term total return, which consists of capital appreciation and income.”

The first paragraph of the “Principal Investment Strategies of the Fund” as reflected in its Fund Summary is replaced with the following disclosure:

The Fund attempts to achieve its objective by investing in common stocks of companies that the sub-adviser has identified as financially sound but out-of-favor that provide above-average potential total returns and sell at below-average price/earnings multiples. The Fund employs a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. While the Fund does not limit its investments to issuers within a particular capitalization range, the portfolio manager currently focuses on securities of larger-size companies.

In addition, the second paragraph of the “Principal Investment Strategies of the Fund” section is amended to delete references to investments in fixed income securities and investments in cash and cash equivalents as a principal investment strategy of the Fund. Accordingly, the “Principal Risks of Investing in the Fund” section is amended to delete references to “Interest Rate Risk” as a principal investment risk of the Fund.

The “Investment Adviser” section of the Fund Summary is amended to delete OppenheimerFunds as the sub-adviser of the Fund and to reflect the engagement of “Wellington Management” as the new sub-adviser of the Fund and the addition of Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, as the portfolio manager of the Fund.

Date: January 28, 2011